EXHIBIT 10.1
EXECUTION COPY

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of July 3, 2018 to the Credit Agreement referred to below is by and among ABM INDUSTRIES INCORPORATED, a Delaware corporation (the “Company”), the Designated Borrowers identified on the signature pages hereto, the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Company, the Designated Borrowers identified therein, the Lenders identified therein and the Administrative Agent are parties to the Credit Agreement dated as of September 1, 2017 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”); and

WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement and the Required Lenders have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments. The Credit Agreement is amended as follows:

2.1    The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“ESPC Collateral” means, with respect to any ESPC, (a) such ESPC and all rights of the Company or any Subsidiary under such ESPC, (b) Receivables arising under such ESPC, (c) equipment or other property licensed to, installed by or used in connection with the performance by the Company or any Subsidiary of such ESPC, (d) any other property relating to such ESPC and approved by the Administrative Agent in its sole discretion and (e) all accessions and products and proceeds of the foregoing.

“First Amendment” means that certain First Amendment dated as of July 3, 2018 by and among the Company, the Designated Borrowers identified therein, the Required Lenders and the Administrative Agent.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

2.2    Section 3.11 of the Credit Agreement is amended by inserting the following new clause (d) immediately after clause (c) thereof:

(d)    The Borrowers represent and warrant as of the effective date of the First Amendment to this Agreement that no Borrower is and will be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

2.3    Section 3.15 of the Credit Agreement is amended by inserting the following sentence at the end thereof:

As of the effective date of the First Amendment to this Agreement, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

2.4    The second sentence of Section 5.12 of the Credit Agreement is amended to read as follows:

The Company also agrees to provide to the Administrative Agent (i) from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents and (ii) promptly after reasonable request therefor, all documentation and other information reasonably requested by the Administrative Agent or any Lender that is required to satisfy applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, the Prohibition on Money Laundering Law and the Beneficial Ownership Regulation.

2.5    Section 6.02(r) of the Credit Agreement is amended to read as follows:

(r)    Liens securing Indebtedness permitted by Section 6.01(w); provided that, such Liens shall not apply to any property or assets of the Company or any Subsidiary other than ESPC Collateral.

2.6    Section 8.10(b) of the Credit Agreement is amended by adding the words “or release” after the word “subordinate”.

2.7    Section 9.21 of the Credit Agreement is amended to read as follows:

9.21    Lender Representations.
(a)     Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the

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avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true:
(i)     such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)     (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)     such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)     In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that:
(i)     none of the Administrative Agent, or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

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(ii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)     no fee or other compensation is being paid directly to the Administrative Agent, or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c)     The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
3.    Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties, the Required Lenders and the Administrative Agent.

4.    No Other Changes. Except as specifically amended hereby, all other terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect according to its terms.

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5.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge its obligations under the Loan Documents.

6.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted by it in or pursuant to the Loan Documents.

7.    This Amendment is a Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

8.    Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

9.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:                ABM INDUSTRIES INCORPORATED

By:/s/     Tom Gallo
Name:    Tom Gallo
Title:     Vice President, Treasurer

OMNI SERV LIMITED

By:/s/     John King
Name:    John King
Title:     Finance Director

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:

ABM AVIATION, INC.	GCA ENERGY SERVICES, LLC
ABM BUILDING & ENERGY SOLUTIONS, LLC	GCA FACILITY OPERATIONS MAINTENANCE SERVICES, INC.
ABM BUILDING SERVICES, LLC	GCA INTERMEDIATE HOLDING CORP.
ABM BUILDING SOLUTIONS, LLC	GCA INTERNATIONAL MANAGEMENT SERVICES, LLC
ABM ELECTRICAL & LIGHTING SERVICES, LLC	GCA K12 EDUCATION SERVICES, INC.
ABM ELECTRICAL & LIGHTING SOLUTIONS, INC.	GCA NUCLEAR FACILITY SERVICES, INC.
ABM ELECTRICAL NETWORK, INC.	GCA PRODUCTION SERVICES, INC.
ABM ELECTRICAL POWER SERVICES, LLC	GCA SERVICES GROUP MOUNTAIN STATES, L.P.
ABM ELECTRICAL POWER SOLUTIONS, LLC	GCA SERVICES GROUP OF CALIFORNIA, INC.
ABM FACILITY SUPPORT SERVICES, LLC	GCA SERVICES GROUP OF COLORADO, INC.
ABM FRANCHISING GROUP, LLC	GCA SERVICES GROUP OF NORTH CAROLINA, INC.
ABM GENERAL SERVICES, INC.	GCA SERVICES GROUP OF NORTHWESTERN STATES, INC.
ABM HEALTHCARE SUPPORT SERVICES, INC.	GCA SERVICES GROUP, INC.
ABM INDUSTRIAL SERVICES, INC.	GCA SERVICES, INC.
ABM INDUSTRY GROUPS, LLC	GCA SPECIALTY SERVICES LLC
ABM TEXAS GENERAL SERVICES, INC.	GCA STAFFING SERVICES, INC.
ASSOCIATED FACILITY VENTURES, LLC	GRADE SUB TWO, LLC
ERIE ACQUISITION HOLDINGS, INC.	GREENHOMES AMERICA, LLC
ERIE MERGER HOLDINGS, LLC	LINC FACILITY SERVICES IRAQ, LLC
GCA CLEANING SPECIALITIES, L.P.	LINC FACILITY SERVICES ME, LLC
GCA COMERCIAL SERVICES OF MIDWEST, LLC	LINC INTERNATIONAL, INC.
GCA EDUCATION SERVICES CENTRAL STATES, INC.	MECHANICAL SOLUTIONS, INC.
GCA EDUCATION SERVICES OF MIDWEST, LLC	NATIONAL BUILDING MAINTENANCE CORP.
GCA EDUCATION SERVICES OF NEW ENGLAND, LLC	ONESOURCE FACILITY SERVICES, INC.
GCA EDUCATION SERVICES, INC.	ONESOURCE HOLDINGS, LLC
ONESOURCE SERVICES LLC

By:/s/     Tom Gallo
Name:    Tom Gallo
Title:     Vice President, Treasurer

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

ASSOCIATED FACILITY MANAGEMENT, LLC
GCA SERVICES GROUP OF TEXAS, L.P.

By:/s/     Tom Gallo
Name:    Tom Gallo
Title:     Vice President, Treasurer

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent

By:/s/     Elizabeth Uribe
Name:    Elizabeth Uribe
Title:     Assistant Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
in its capacity as Lender

By:/s/     Jana L. Baker
Name:    Jana L. Baker
Title:     Senior Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	JPMORGAN CHASE BANK, N.A.,
in its capacity as Lender

By:/s/     Devin Roccisano
Name:    Devin Roccisano
Title:     Executive Director

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	MUFG Bank Ltd.,
in its capacity as Lender

By:/s/     Liwei Liu
Name:    Liwei Liu
Title:     Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Bank of the West,
in its capacity as Lender

By:/s/     Rob Kido
Name:    Rob Kido
Title:     Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Capital One, National Association,
in its capacity as Lender

By:/s/     Paul Darrigo
Name:    Paul Darrigo
Title:     Senior Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	U.S. BANK NATIONAL ASSOCIATION,
in its capacity as Lender

By:/s/     Paul F. Johnson
Name:    Paul F. Johnson
Title:     Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Wells Fargo Bank, National Association,
in its capacity as Lender

By:/s/     Emma Clifford
Name:    Emma Clifford
Title:     Director & Portfolio Manager

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	SunTrust Bank,
in its capacity as Lender

By:/s/     Katherine Bass
Name:    Katherine Bass
Title:     Director

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Citizens Bank, N.A.,
in its capacity as Lender

By:/s/     Angela Reilly
Name:    Angela Reilly
Title:     Senior Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	FIFTH THIRD BANK,
in its capacity as Lender

By:/s/     Christopher Griffin
Name:    Christopher Griffin
Title:     Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	Goldman Sachs Lending Partners LLC,
in its capacity as Lender

By:/s/     Chris Lam
Name:    Chris Lam
Title:     Authorized Signatory

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	HSBC BANK USA, NATIONAL ASSOCIATION,
in its capacity as Lender

By:/s/     Robert J. Levins
Name:    Robert J. Levins #21435
Title:     Senior Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	PNC BANK N.A.,
in its capacity as Lender

By:/s/     Eleanor Orlando
Name:    Eleanor Orlando
Title:     Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BankUnited N.A.,
in its capacity as Lender

By:/s/     Matthew Gallo
Name:    Matthew Gallo
Title:     Senior Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	THE NORTHERN TRUST COMPANY,
in its capacity as Lender

By:/s/     Peter J. Hallan
Name:    Peter J. Hallan
Title:     Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	KEYBANK NATIONAL ASSOCIATION,
in its capacity as Lender

By:/s/     Geoff Smith
Name:    Geoff Smith
Title:     Senior Vice President

ABM INDUSTRIES INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT